UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of Principal Executive Offices)	(Zip Code)
Not Applicable(1)
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1) We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address: secretary@cloverhealth.com, or to our agent for service of process at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Financial Officer Transition
On March 30, 2026, the board of directors (the “Board”) of Clover Health Investments, Corp. (the “Company”) approved a transition of the Chief Financial Officer role. As part of this transition, effective immediately, Mr. Peter Kuipers has stepped down from his role as the Chief Financial Officer of the Company, including as principal financial officer and principal accounting officer, and the Board appointed Mr. Clay Thornton as the Interim Chief Financial Officer of the Company. Mr. Thornton, the current Chief Financial Officer of Clover Insurance Company, will also be serving as the Company’s principal financial officer. In addition, Mr. Joseph (Joe) Oldakowski, Vice President of Finance and Controller of the Company, was appointed by the Board to serve as the Company’s principal accounting officer, effective immediately.

Mr. Kuipers will remain employed by the Company performing transition services and will continue to receive his current base salary and continued equity vesting until April 24, 2026. Subject to Mr. Kuipers delivering and not revoking a general release of claims against the Company, Mr. Kuipers would be entitled to those severance payments and benefits that are applicable in the event of a termination by the Company without cause, as set forth in the employment agreement between him and the Company, dated April 15, 2024, previously disclosed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on February 27, 2026. His departure does not reflect any disagreement between the Company and Mr. Kuipers on any matter relating to the Company’s operations, policies or practices.

Mr. Thornton, age 36, has served in his current role at the Company since February 2024. Prior to that, Mr. Thornton served as Vice President, Venture and PE Finance at Hunsicker from January 2023 to February 2024. From January 2022 to December 2022, Mr. Thornton served in financial services for Venture & PE Backed Companies at Venture First. From July 2021 to December 2021, Mr. Thornton served as Vice President – Strategy for Honest Health. Previously, Mr. Thornton served in various financial and leadership positions at Humana Inc. from May 2012 to February 2021. Mr. Thornton received a Bachelor’s Degree in Finance and Economics from the University of Kentucky and a Master of Business Administration from the University of Louisville. There are no family relationships between Mr. Thornton and any director or executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Thornton and any other person pursuant to which he was selected as an officer.

Mr. Oldakowski, age 43, has served in his current role at the Company since July 2025, having joined the Company the previous month. Prior to that, Mr. Oldakowski served as Vice President and Corporate Controller at Point32Health from September 2021 to June 2025. Previously, Mr. Oldakowski was employed by EmblemHealth from May 2017 to September 2021, where he served as Corporate Controller and held progressive leadership roles at The Hartford (November 2015 – May 2017 and September 2008 - March 2014) and MassMutual (March 2014-November 2015). He holds a Master’s Degree in Accounting and Taxation from the University of Hartford and a Bachelor’s Degree in Accountancy from Bentley University. There are no family relationships between Mr. Oldakowski and any director or executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Oldakowski and any other person pursuant to which he was selected as an officer.

In connection with the new appointments, Mr. Thornton and Mr. Oldakowski are each expected to enter into the Company’s standard form of indemnification agreement for its directors, officers and key employees, which requires the Company to, among other things, indemnify the individual against liabilities that may arise by reason of their status or service. The agreement also requires the Company to advance all expenses incurred by the individual in investigating or defending any action, suit or proceeding. The foregoing description is qualified in its entirety by the full text of the Company’s form of indemnification agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K (No. 001-39252) filed on January 12, 2021, and is incorporated by reference herein.

Item 8.01. Other Events.

On April 1, 2026, the Company issued a press release announcing Mr. Kuipers’ departure from the Company and Mr. Thornton’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated April 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	April 1, 2026	By:	/s/ Karen M. Soares
		Name:	Karen M. Soares
		Title:	General Counsel and Corporate Secretary